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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. (20549)

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2006

                                 ______________

                           ILINC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                     1-13725                   76-0545043
(State or other jurisdiction      (Commission File            (I.R.S. Employer
Of incorporation or organization)     Number)                Identification No.)

2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA                85018
     (address of principal executive offices)                    (Zip Code)

                                 (602) 952-1200
              (Registrant's telephone number, including area code)
                                 ______________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 4, 2006, iLinc Communications, Inc. ("the Company") reported its preliminary fiscal 2006 fourth quarter and year-end results for the period ended March 31, 2006. A copy of the Company's press release is attached as Exhibit
99.1 to this current report.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.



The following exhibit is filed herewith:


EXHIBIT NUMBER             DESCRIPTION
--------------------------------------

99.1              Press release dated May 4, 2006 issued by iLinc
                  Communications, Inc.  Filed herewith.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           iLINC COMMUNICATIONS, INC.


                                           By: /s/ James M. Powers, Jr.
                                               ---------------------------------
                                           President and Chief Executive Officer
Date:  May 4, 2006

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION OF EXHIBITS
------   -----------------------

     99.1 Copy of press release issued by iLinc Communications, Inc. on May 4, 2006.


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iLinc
   COMMUNICATIONS



CONTACT:          JAMES M. POWERS, JR.
                  PRESIDENT AND CHIEF EXECUTIVE OFFICER
                  (602) 952-1200

                  JAMES L. DUNN, JR.
                  SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

                           ILINC ANNOUNCES PRELIMINARY
                   FOURTH QUARTER AND FISCAL YEAR 2006 RESULTS

PHOENIX, Arizona (May 4, 2006) - iLinc Communications, Inc. (AMEX:ILC), developers of Web conferencing software and audio conferencing solutions, today announced preliminary and unaudited results for its fourth quarter and fiscal year ending March 31, 2006. iLinc will announce its complete audited results in early June as normally scheduled when the audit is complete.

On a preliminary basis, revenues are expected to be $3.6 million for the three months ended March 31, 2006, a 17% increase when compared with revenues of $3.1 million for the same three-month period last year. The Company expects to report essentially breakeven net income for the three months ended March 31, 2006, which would compare to a net loss of $925,000 for the same three-month period last year. The Company also expects to report earnings from operations of approximately $495,000 for the three months ended March 31, 2006, which would compare to a loss from operations of $407,000 for the same three-month period last year.

On a preliminary basis, revenues are expected to be $12.6 million for the twelve months ended March 31, 2006, a 21% increase when compared with revenues of $10.4 million for the same twelve-month period last year. The Company expects to report a net loss in the range of $1.1 million to $1.2 million for the twelve months ended March 31, 2006, which would compare to a net loss of $5.3 million for the same twelve-month period last year. The Company also expects to report earnings from operations of approximately $768,000 for the twelve months ended March 31, 2006, which would compare to a loss from operations of $3.4 million for the same twelve-month period last year.

James M. Powers, Jr., president and chief executive officer of iLinc Communications, commented, "We normally wait to announce audited results in June after the completion of our audit. However, to give a more timely view to our fourth quarter and year-end results, we wanted instead to give some preliminary information reflecting our operational improvement. We are very pleased to report continued improvement in top-line revenue that exceeded the guidance given for the quarter. We remain committed to continued operational improvement and look forward to sharing additional details during our earnings conference call that will take place in early June."

The company will be participating in the AEA Micro Capital Conference that is to be held on May 8th and 9th in Monterey, California, with presentations to potential investors. The presentations used by the company at that conference will be filed using Form 8-K on May 8th.

Details of a listen-only simulcast and a recording of iLinc Communications' fourth quarter and fiscal year 2006 conference call will be made available in early June by separate announcement providing detailed audited results as well as the information needed to access the conference call.

ABOUT ILINC COMMUNICATIONS, INC.
iLinc Communications, Inc. is a leading developer of Web conferencing software and audio (telephone) conferencing services for highly secure and cost-effective collaborative meetings, presentations, and training sessions. The Company enables customers to purchase and own iLinc Web conferencing software, which can be installed inside of a customer's network or hosted by iLinc. Our products and services include the iLinc Suite of Web Conferencing software (MeetingLinc, LearnLinc, ConferenceLinc, and SupportLinc); Audio Conferencing

                                     -MORE-

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Services; On-Demand Conferencing; and EventPlus, a service for professionally managed online and audio conferencing events. iLinc's products and services are used by organizations worldwide in sales, HR and training, marketing, and customer support. More information about the Phoenix-based Company may be found on the Web at www.ilinc.com.

THIS PRESS RELEASE CONTAINS INFORMATION THAT CONSTITUTES FORWARD-LOOKING STATEMENTS MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ANY SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISK AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS DESCRIBED WITHIN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CONTRIBUTE TO SUCH DIFFERENCES INCLUDE THE RATE OF ACCEPTANCE OF THE COMPANY'S PRODUCTS AND SERVICES BY CUSTOMERS, CHANGES IN THE WEB CONFERENCING AND AUDIO CONFERENCING MARKET IN GENERAL, THE COMPANY'S NEED FOR WORKING CAPITAL, THE COMPETITION THE COMPANY FACES FROM LARGER AND MORE WELL-CAPITALIZED COMPETITORS, AND OTHER MATTERS MORE FULLY DISCLOSED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q, AND OTHER REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING INFORMATION PROVIDED HEREIN REPRESENTS THE COMPANY'S ESTIMATES AND EXPECTATIONS AS OF THE DATE OF THE PRESS RELEASE, AND SUBSEQUENT EVENTS AND DEVELOPMENTS MAY CAUSE THE COMPANY'S ESTIMATES AND EXPECTATIONS TO CHANGE. THE COMPANY SPECIFICALLY DISCLAIMS ANY OBLIGATION TO UPDATE THE FORWARD-LOOKING INFORMATION IN THE FUTURE. THEREFORE, THIS FORWARD-LOOKING INFORMATION SHOULD NOT BE RELIED UPON AS REPRESENTING THE COMPANY'S ESTIMATES AND EXPECTATIONS OF ITS FUTURE FINANCIAL PERFORMANCE AS OF ANY DATE SUBSEQUENT TO THE DATE OF THIS PRESS RELEASE.

iLinc, iLinc Communications, iLinc Suite, MeetingLinc, LearnLinc,
ConferenceLinc, SupportLinc, EventPlus, On-Demand, Web Presenter and its logos are trademarks or registered trademarks of iLinc Communications, Inc. All other company names and products may be trademarks of their respective companies.

                                     -END-